Exhibit 10.72.2


                                 AMENDMENT #1 TO
                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AMENDMENT #1, made and entered into and effective as of August 21, 2001, amends the AGREEMENT AND PLAN OF REORGANIZATION (the "Merger Agreement") dated May 2, 2001, by and among HEADWATERS INCORPORATED, a Delaware corporation ("Headwaters"), HEADWATERS SUB CORPORATION, a New Jersey corporation and a wholly-owned subsidiary of Headwaters ("Merger Sub"), HYDROCARBON TECHNOLOGIES, INC., a New Jersey corporation ("HTI"), and Alfred G. Comolli, Lap-Keung (Theo) Lee, Ph.D., David L. Tanner, and Michael Kelley (the "HTI Founders").

                                    RECITALS

         A. Headwaters, Merger Sub, HTI, and the HTI Founders entered into the Merger Agreement on May 2, 2001.

         B. Section 10.1(e) of the Merger Agreement provides that the Merger Agreement may be terminated by either HTI or Headwaters if the Merger, as defined in the Merger Agreement, has not been consummated by July 31, 2001.

         C. Section 1.2 of the Merger Agreement provides that the Closing of the Merger shall take place on such date as the parties agree in writing.

         D. Section 10.3 of the Merger Agreement provides that the Merger Agreement may be amended, at any time prior to the Closing, by a writing signed by Headwaters, HTI, and the HTI Founders.

         E. Headwaters, Merger Sub, HTI, and the HTI Founders wish to amend the Merger Agreement as of this date and to specify the Closing Date for the Merger.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein and in the Merger Agreement, the Parties do hereby agree as follows:

         1. Section 10.1(e) of the Merger Agreement is hereby amended to read in its entirety as follows:

                  (e) by either HTI or Headwaters if the Merger shall not have been consummated by August 31, 2001; provided, however, that the right to terminate this Agreement and the Exchange Agreement under this Section 10.1(e) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Exchange and the Merger to occur on or before such date and such action or failure to act constitutes a willful and material breach of this Agreement and the Exchange Agreement;

         2. In accordance with Section 1.2 of the Merger Agreement, the Closing of the Merger shall take place on August 31, 2001, or as soon thereafter as practicable, subject to the satisfaction or waiver of all closing conditions in the Merger Agreement and the prior Closing of the Exchanges under the Share Exchange Agreement among Headwaters, Merger Sub, HTI, and certain HTI shareholders.

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #1 to the Merger Agreement as of the day and year first above written.


                                 HEADWATERS INCORPORATED


                                 By:  /s/ Kirk A. Benson
                                     -------------------------------------------
                                       Kirk A. Benson, Chief Executive Officer


                                 HYDROCARBON TECHNOLOGIES, INC.


                                 By:  /s/ Alfred G. Comolli
                                     -------------------------------------------
                                       Alfred G. Comolli, President


                                 HEADWATERS SUB CORPORATION


                                 By:  /s/ Kirk A. Benson
                                     -------------------------------------------
                                 Kirk A. Benson, President

                                  /s/ Alfred G. Comolli
                                 ----------------------------------
                                 Alfred G. Comolli

                                  /s/ Lap-Keung (Theo) Lee, Ph.D.
                                 ------------------------------------
                                 Lap-Keung (Theo) Lee, Ph.D.

                                  /s/ David L. Tanner
                                 ------------------------------------
                                 David L. Tanner

                                  /s/ Michael Kelley
                                 ------------------------------------
                                 Michael Kelley



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